                       STATEMENT OF ADDITIONAL INFORMATION

                    ----------------------------------------

                     BT ALEX. BROWN CASH RESERVE FUND, INC.
                    ----------------------------------------



             THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS FOR THE APPROPRIATE CLASS OF SHARES, WHICH MAY BE OBTAINED FROM YOUR BT ALEX. BROWN INCORPORATED INVESTMENT REPRESENTATIVE OR ANY PARTICIPATING DEALER OF THE FUND'S SHARES, OR BY WRITING THE FUND AT P.O. BOX 17250, BALTIMORE, MARYLAND 21203, OR BY CALLING THE FUND AT (800) 553-8080.



















    Statement of Additional Information dated August 1, 1997 as supplemented on September 1, 1997
                 Relating to Prospectuses dated, August 1, 1997,
                   as supplemented on September 1, 1997 for:
                     BT Alex. Brown Cash Reserve Fund, Inc.
               (Prime Series, Treasury Series and Tax-Free Series)
                        Quality Cash Reserve Prime Shares
                  and Flag Investors Cash Reserve Prime Shares
                              (Class A and Class B)
                              Institutional Shares
               (Prime Series, Treasury Series and Tax-Free Series)

                                TABLE OF CONTENTS



Introduction...................................................................1
General Information About the Fund.............................................1
   The Fund and Its Shares.....................................................1
   Directors and Officers......................................................3
   The Investment Advisor......................................................7
   The Sub-Advisor.............................................................9
   Distributor................................................................10
   Expenses...................................................................13
   Transfer Agent, Custodian and Accounting Services..........................14
   Sub-Accounting.............................................................15
   Principal Holders of Securities............................................16
   Semi-Annual Reports........................................................16
   Independent Accountants....................................................16
Share Purchases and Redemptions...............................................17
   Purchases and Redemptions..................................................17
   Net Asset Value Determination..............................................17
Dividends and Taxes...........................................................18
   Dividends..................................................................18
   Taxes......................................................................19
Current Yield.................................................................22
Investment Program and Restrictions...........................................23
   Investment Restrictions....................................................26
Portfolio Transactions........................................................26
Financial Statements..........................................................29

                                  INTRODUCTION


                  BT Alex. Brown Cash Reserve Fund, Inc. (the "Fund") is a mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the company being considered for investment. There are four separate Prospectuses for the Fund's shares dated August 1, 1997: one for the BT Alex. Brown Cash Reserve Classes of each Series, one for the Institutional Classes of each Series, one for the Flag Investors Cash Reserve Prime Class A and B Shares of the Prime Series and one for the Quality Cash Reserve Prime Shares Class of the Prime Series. These prospectuses may be obtained without charge from a BT Alex. Brown Incorporated ("BT Alex. Brown") investment representative or by writing the Fund, P.O. Box 17250, Baltimore, Maryland 21203. Investors may also call (410) 727-1700 or (except in the case of the Institutional Shares) dealers authorized by the Fund's distributor (the "Distributor") to distribute the respective classes of the Fund's shares. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses; and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Unless otherwise noted, the term "Prospectus" as used herein refers to the Prospectus for each class of the Fund's shares. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                       GENERAL INFORMATION ABOUT THE FUND

The Fund and Its Shares

                  The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") and its shares are registered under the Securities Act of 1933. The Fund was organized as a corporation under the laws of the State of Maryland on November 19, 1980, reorganized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985 and, following certain changes in Maryland law, reorganized as a Maryland corporation effective April 5, 1990. Shares of the Fund are redeemable at the net asset value thereof (less any applicable contingent deferred sales charge with respect to Flag Investors Cash Reserve Prime Class B Shares) at the option of the holders thereof or at the option of the Fund in certain circumstances. For information concerning the methods of redemption and the rights of share ownership, consult the Prospectus under the captions "General Information" and "How to Redeem Shares."

                  The Fund offers three series of shares (each such series is referred to herein as a "Series" and collectively as the "Series"):

                           o  Prime Series
                           o  Treasury Series
                           o  Tax-Free Series

                  There are currently five classes of the Prime Series, designated as the BT Alex. Brown Cash Reserve Prime Shares, the Flag Investors Cash Reserve Prime Class A Shares, the Flag Investors Cash Reserve Prime Class B Shares, the BT Alex. Brown Cash Reserve Prime Institutional Shares and the Quality Cash Reserve Prime Shares. Flag Investors Cash Reserve Prime Class B Shares are available only through the exchange of shares of other funds in the Flag Investors family of funds and are subject to a contingent deferred sales charge as described in the Prospectus for the shares. The Quality Cash Reserve Prime Shares are offered primarily through broker-dealers that have correspondent relationships with BT Alex. Brown. There are currently two classes of the Treasury Series, designated as the BT Alex. Brown Cash Reserve Treasury Shares and the BT Alex. Brown Cash Reserve Treasury Institutional Shares. There are currently two classes of the Tax-Free Series, designated as the BT Alex. Brown Cash Reserve Tax-Free Shares and the BT Alex. Brown Cash Reserve Tax-Free Institutional Shares. The Institutional Shares of each Series are offered primarily to institutions. The BT Alex. Brown Cash Reserve Tax-Free Institutional Shares have been offered since June 2, 1997.

                  As used in the Prospectus, the term "majority of the outstanding shares" of either the Fund or a particular Series or class means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund or such Series or class present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares of the Fund or such Series or class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund or such Series or class.

                  Shareholders do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all classes voting together for the election of directors may elect all of the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

                  The Board of Directors may classify or reclassify any unissued shares of any class or classes in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

                  The Fund's Articles of Incorporation authorize the issuance of 8 billion shares, each with a par value of $.001. The Board of Directors may increase or (within limits) decrease the number of authorized shares without shareholder approval. A share of a Series represents an equal proportionate interest in such Series with each other share of that Series and is entitled to a proportionate interest in the dividends and distributions from that Series except to the extent such dividends and distributions may be affected by differences in the expenses allocated to a particular class. Additional information concerning the rights of share ownership is set forth in the Prospectus.

                  The assets received by the Fund for the issue or sale of shares of each Series and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that Series, and constitute the underlying assets of that Series. The underlying assets of each Series are segregated and are charged with the expenses attributable to that Series and with a share of the general expenses of the Fund as described below under "Expenses." While the expenses of the Fund are allocated to the separate books of account of each Series, certain expenses may be legally chargeable against the assets of all Series. In addition, expenses of a Series that are attributable to a particular class of shares offered by that Series are allocated to that class. See "Expenses."

                  The Fund's Charter provides that the directors and officers of the Fund will not be liable to the Fund or its shareholders for any action taken by such director or officer while acting in his capacity as such, except for any liability to which the director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Fund's Charter provides for indemnification by the Fund of the directors and officers of the Fund except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Fund. Such person may not be indemnified against any liability to the Fund or the Fund's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Fund's Charter also authorizes the purchase of liability insurance on behalf of the directors and officers.

                  As described in the Prospectus, the Fund will not normally hold annual shareholders' meetings. Directors may be removed from office by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Fund. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a director, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials.

                  Except as otherwise disclosed in the Prospectus and in this Statement of Additional Information, the directors shall continue to hold office and may appoint their successors.

Directors and Officers

                  The directors and executive officers of the Fund, their dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*RICHARD T. HALE, Director (7/17/45)
Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); Chartered Financial Analyst.

*TRUMAN T. SEMANS, Director  (10/27/27)
Managing Director, BT Alex. Brown Incorporated; Director, Investment Company Capital Corp. (registered investment advisor); formerly Vice Chairman, Alex. Brown & Sons Incorporated (now known as BT Alex. Brown Incorporated).

JAMES J. CUNNANE, Director  (3/11/38)
CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice-President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (registered investment company).

JOHN F. KROEGER, Director  (8/11/24)
37 Pippins Way, Morristown, New Jersey 07960. Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company.

LOUIS E. LEVY, Director  (11/16/32)
26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.

---------------------------
*Messrs. Hale and Semans are "interested persons," as defined in the 1940 Act.

EUGENE J. MCDONALD, Director  (7/14/32)
Duke Management Company, Erwin Square, Suite 100, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Director, Central Carolina Bank & Trust (banking), Key Funds (registered investment companies), AMBAC Treasurers Trust (registered investment company) and DP Mann Holdings (insurance).

REBECCA W. RIMEL, Director  (4/10/51)
The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, Director (4/20/36)
Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

HARRY WOOLF, President (8/12/23)
Institute for Advanced Study, Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, ATL and Spacelabs Medical Corp. (medical equipment) and Family Health International (non-profit research and education); Director, Research America (non-profit medical research); Formerly, Trustee, Reed College (education); Trustee, Rockefeller Foundation; and Director, Merrill Lynch Cluster C Funds (registered investment companies).

JOSEPH A. FINELLI, Treasurer  (1/24/57)
Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp., (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company, Inc. (investments), 1980-1995.

AMY M. OLMERT, Secretary (5/14/63)
Vice President, BT Alex. Brown Incorporated, June, 1997-Present. Formerly, Senior Manager, Coopers & Lybrand, LLP, September, 1988-June, 1997.

LAURIE D. COLLIDGE, Assistant Secretary  (1/1/66)
Asset Management Department, BT Alex. Brown Incorporated, 1991-Present.

                  Directors and officers of the Fund are also directors and officers of some or all of the investment companies managed, administered, advised or distributed by BT Alex. Brown or its affiliates.

                  There are currently 13 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Hale serves as Chairman of four funds and as a director of each of eleven other funds in the Fund Complex. Mr. Semans serves as Chairman of five funds and as a director of six other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as directors of each fund in the Fund Complex. Ms. Rimel and Mr. Vogt serve as a director of eleven funds in the Fund Complex. Mr. Woolf serves as President to six other Funds in the Fund Complex. Ms. Olmert serves as Secretary, Mr. Finelli serves as Treasurer and Ms. Collidge serves as Assistant Secretary of each of the funds in the Fund Complex.

                  With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and directors of the Fund who are officers or directors of BT Alex. Brown or ICC may be considered to have received remuneration indirectly. As compensation for services as President of the Fund, Mr. Woolf receives an annual fee from the Fund and from all Flag Investors Funds for which he serves as President. Each director who is not an "interested person" receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and from all Flag Investors/ISI Funds for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses are allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended March 31, 1997, Non-Interested Directors' fees attributable to the assets of the Fund totaled $241,532.

                  The following table shows aggregate compensation payable to each of the Fund's directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended March 31, 1997.


                                                    COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------
Name of Person,                 Aggregate Compensation from     Pension or Retirement         Total Compensation from the
Position                        the Fund Payable to Directors   Benefits Accrued as Part of   Fund and the Fund Complex
                                for the Fiscal Year Ended       Fund Expenses                 Payable to Directors for the
                                March 31, 1997                                                Fiscal Year Ended
                                                                                              March 31, 1997
---------------------------------------------------------------------------------------------------------------------------
W. James Price  (1),(2)         $0                              $0                                         $0
Chairman

Richard T. Hale (1)             $0                              $0                                         $0
Vice Chairman

Truman T. Semans (1)            $0                              $0                                         $0
Director

Charles W. Cole (1),(3)         $0                              4                                          $0
Director

James J. Cunnane                $27,801(5)                      4                                  $39,000 for service
Director                                                                                              on 12 Boards

John F. Kroeger                 $34,930(5)                      4                                  $49,000 for service
Director                                                                                              on 12 Boards

Louis E. Levy                   $27,801(5)                      4                                  $39,000 for service
Director                                                                                              on 12 Boards

Eugene J. McDonald              $27,801(5)                      4                                  $39,000 for service
Director                                                                                              on 12 Boards

Rebecca W. Rimel                $31,763(5)                      4                                  $39,000 for service
Director                                                                                              on 10 Boards(6)

Carl W. Vogt                    $32,232(5)                      4                                  $39,000 for service
Director                                                                                              on 9 Boards(6)

Harry Woolf (7)                 $20,880(5)                      4                                  $29,250 for service
Director                                                                                              on 12 Boards

(1) A director who is, or may be, an "interested person" as defined in the 1940 Act.
(2) Retired as Director of the Fund effective December 31, 1996.
(3) Retired as Director of the Fund effective September 1, 1997.
(4) The Fund Complex has adopted a retirement plan for eligible directors, as described below. The actuarially computed pension expense for the year ended March 31, 1997 was approximately $47,681.
(5) Of amounts payable to Messrs. Cunnane, Kroeger, Levy, McDonald, Vogt, Woolf and Ms. Rimel, $27,801, $0, $19,500, $27,801, $32,232, $20,880 and $31,763
    was deferred pursuant to a Deferred Compensation Plan.
(6) Ms. Rimel and Mr. Vogt receive proportionately higher compensation from each fund for which they serve as a Director.
(7) Retired as Director of the Fund effective December 31, 1996 and was appointed President of the Fund effective September 1, 1997.

                  The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by him or her in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by him or her in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a director who retired effective December 31, 1994 and a director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another Participant who retired on January 31, 1996 and died on June 2, 1996 was paid fees of $8,090 under the Retirement Plan in the fiscal year ended March 31, 1996. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

                  Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1996 are as follows: for Mr. Cunnane, 2 years; for Mr. Kroeger, 14 years; for Mr. Levy, 2 years; for Mr. McDonald, 4 years; for Mr. Vogt, 1 year; and for Ms. Rimel, 1 year.


                                  Estimated Annual Benefits
Years of Service          Payable By Fund Complex Upon Retirement
----------------        -------------------------------------------
                        Chairman of Audit
                           Committee             Other Participants
                        -----------------        ------------------
6 years                      $ 4,900                   $ 3,900
7 years                      $ 9,800                   $ 7,800
8 years                      $14,700                   $11,700
9 years                      $19,600                   $15,600
10 years or more             $24,500                   $19,500


                  Any director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Kroeger, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring directors may select various Flag Investors and BT Alex. Brown Cash Reserve Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

The Investment Advisor

                  Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust New York Corporation, acts as the Fund's investment advisor pursuant to three separate Investment Advisory Agreements dated as of August 14, 1997, one relating to the Prime Series, one relating to the Treasury Series and one relating to the Tax-Free Series (the "Advisory Agreements"). ICC was organized in 1987. The terms of the Advisory Agreements are the same except to the extent specified below. Pursuant to the terms of the Advisory Agreements, ICC (a) supervises and manages the Fund's operations; (b) formulates and implements continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of each Series; (c) provides the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (d) provides the Fund with, or obtains for it, adequate office space and all necessary office equipment and services; (e) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or any Series of the Fund, and whether concerning the individual issuers whose securities are included in the Fund's Series or the activities in which they engage, or with respect to securities which ICC considers desirable for inclusion in the portfolio of any of the Fund's Series;
(f) determines which issuers and securities shall be represented in the Portfolio of any of the Fund's Series; (g) takes all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervises the operations of the Fund's transfer and dividend disbursing agent; (i) provides the Fund with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and (j) arranges, but does not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities. ICC may delegate its duties under the Advisory Agreements, and has delegated certain of such duties with respect to the Tax-Free Series to PNC Institutional Management Corporation ("PIMC") as described below.

                  As compensation for its services for the Fund, ICC receives a fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's aggregate average daily net assets: .30% of the first $500 million, .26% of the next $500 million, .25% of the next $500 million, .24% of the next $1 billion, .23% of the next $1 billion and .22% of that portion in excess of $3.5 billion. In addition, the Advisor is entitled to receive an additional fee with respect to the Prime Series as well as an additional fee with respect to the Tax-Free Series, calculated daily and paid monthly, at the annual rate of .02% of the Prime Series' average daily net assets and .03% of the Tax-Free Series' average daily net assets. ICC may, from time to time, voluntarily waive a portion of its advisory fee with respect to any Series to preserve or enhance the performance of the Series. The rates set forth above were approved by the Fund's Board of Directors on June 17, 1997, and by shareholders of the Prime Series, the Treasury Series and the Tax-Free Series, respectively, on August 14, 1997.

                  In the fiscal year ended March 31, 1997, ICC served as the Fund's investment advisor pursuant to three separate investment advisory agreements, each dated August 22, 1995 ("1995 Agreements") for the same rate of compensation and on terms substantially similar to those of the current Investment Advisory Agreements. For this fiscal year, the aggregate fee paid by the Fund to ICC was $10,806,028. Prior to August 1, 1995, ICC served as the Fund's investment advisor pursuant to two separate Investment Advisory Agreements, one dated as of April 4, 1990 with respect to the Prime Series and the Treasury Series, and one dated as of October 5, 1990 with respect to the Tax-Free Series ("prior Investment Advisory Agreements"). Accordingly, in the fiscal year ended March 31, 1996, ICC served as the Fund's investment advisor pursuant to both 1995 and prior Investment Advisory Agreements. For this fiscal year, the aggregate fee paid by the Fund to ICC was $7,291,008.

                   For the fiscal year ended March 31, 1995, the aggregate fees paid by the Fund to ICC (net of voluntary fee waivers of $156,200 for the Treasury Series) was $4,941,395 pursuant to the prior Investment Advisory Agreements.

                  The Advisory Agreements continue in effect from year to year if each such agreement is specifically approved at least annually by the Fund's Board of Directors and by a majority of the directors who are not parties to either Advisory Agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Fund or ICC may terminate any Advisory Agreement on 60 days' written notice without penalty. The Investment Advisory Agreements terminate automatically in the event of an "assignment," as defined in the 1940 Act.

                  ICC advises other mutual funds which, as of May 31, 1997, had net assets of approximately $5.5 billion.

                  ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Prime Series and the Treasury Series. (See "Transfer Agent, Custodian and Accounting Services.")

The Sub-Advisor

                  PNC Institutional Management Corporation ("PIMC") serves as a sub-advisor to the Tax-Free Series pursuant to a sub-advisory agreement between ICC and PIMC, dated as of August 14, 1997 (the "Sub-Advisory Agreement"). PIMC is a wholly-owned subsidiary of PNC Bank, National Association, a national banking association ("PNC"). PIMC was organized in 1977 to perform advisory services for investment companies. PNC and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia, Pennsylvania area since 1847. PNC is a wholly-owned, indirect subsidiary of PNC Bank Corp., a multi-bank holding company.

                  Pursuant to the terms of the Sub-Advisory Agreement, PIMC: (a) provides the Fund with certain executive, administrative and clerical services as deemed advisable by the Fund's Board of Directors; (b) formulates and implements continuing programs for the purchase and sale of securities for the Tax-Free Series; (c) determines which issuers and securities shall be represented in the Tax-Free Series' portfolio; and (d) takes, on behalf of such Series, all actions which appear to the Series to be necessary to carry into effect such purchase and sale programs, including for the purchase and sale of portfolio securities. Any investment program undertaken by PIMC will at all times be subject to the policies and control of the Fund's Board of Directors and the supervision of ICC. PIMC shall not be liable to the Tax-Free Series or its shareholders for any act or omission by PIMC or for any loss sustained by such Series or its shareholders except in the case of PIMC's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

                  As compensation for its services under the Sub-Advisory Agreement, PIMC receives a fee from ICC, calculated daily and paid monthly, at an annual rate based upon the following levels of the aggregate average daily net assets of the Tax-Free Series: .15% of the first $250 million, .13% of the next $250 million, .11% of the next $250 million, .09% of the next $250 million,
 .075% of the next $3 billion and .06% of that portion of the aggregate average daily net assets in excess of $4 billion. If ICC voluntarily waives a portion of its fee with respect to the Tax-Free Series (see "Investment Advisor" above), PIMC has agreed to waive a portion of its fee in the same proportion and for the same time periods as ICC's waiver.

                  For the fiscal year ended March 31, 1997, PNC provided sub-advisory services pursuant to an agreement dated as of June 1, 1991 for the same rates of compensation and on terms substantially similar to the current Sub-Advisory Agreement. Prior to November 1, 1994, PIMC served as sub-advisor to the Prime Series pursuant to a sub-advisory agreement dated as of April 1, 1992 between ICC and PIMC. As compensation for providing sub-advisory services to the Tax-Free Series for the fiscal years ended March 31, 1997 and March 31, 1996, ICC paid PIMC fees of $800,837 and $742,568, respectively. As compensation for providing sub-advisory services to the Prime Series and the Tax-Free Series, respectively, for the fiscal year ended March 31, 1995 (with respect to the Prime Series for the period from April 1, 1994 through October 30, 1994) ICC paid PIMC a fee of $1,377,476.

                  The Sub-Advisory Agreement was approved by the Fund's Board of Directors, including a majority of those directors who are not parties to such sub-advisory agreement or interested persons of any such party on June 17, 1997. The Sub-Advisory Agreement will continue in effect from year to year if it is specifically approved at least annually by the Fund's Board of Directors and by the directors who are not parties to such sub-advisory agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Fund, ICC or PIMC may terminate the Sub-Advisory Agreement on 60 days' written notice without penalty. The Sub-Advisory Agreement terminates automatically in the event of an "assignment," as defined in the 1940 Act.

Distributor

                  Effective September 1, 1997, ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the distributor for each class of the Fund's shares pursuant to a Distribution Agreement dated September 1, 1997 (the "Distribution Agreement"). Prior to September 1, 1997, Alex. Brown & Sons Incorporated ("Alex. Brown") served as the Fund's Distributor pursuant to five separate distribution agreements: one relating to the Institutional Shares, one relating to the Tax-Free Series (except the Institutional Shares), one relating to the Quality Cash Reserve Prime Shares, one relating to the Flag Investors Cash Reserve Prime Class B Shares and one relating to the other classes of the Fund's shares (collectively, the "prior Distribution Agreements") The prior Distribution Agreements contained the same rates of compensation and substantially the same terms as the current Distribution Agreement.

                  Pursuant to the Distribution Agreement, ICC Distributors will:
(a) receive orders for the purchase of the Fund's shares, accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (b) receive requests for redemption from holders of the Fund's shares and transmit such redemption requests to the Fund's transfer agent as promptly as possible; (c) respond to inquiries from the Fund's shareholders concerning the status of their accounts; and (d) take, on behalf of the Fund, all actions which appear to the Fund's Board of Directors necessary to carry into effect the distribution of the Fund's shares; (e) maintain such accounts, books and records as may be required by law or deemed appropriate by the Board of Directors; and (f) take all actions necessary to carry into effect the distribution of the Shares. ICC Distributors shall not be liable to the Fund or its shareholders for any act or omission by ICC Distributors or any loss sustained by the Fund or the Fund's shareholders except in the case of ICC Distributors' willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to the disclosures in the Fund's registration statement.

                  As compensation for its services, ICC Distributors receives a distribution fee from the Fund, calculated daily and paid monthly, at the annual rate of .25% of the aggregate average daily net assets of all classes of the Fund, excluding net assets attributable to the Institutional Shares, the Quality Cash Reserve Prime Shares and the Flag Investors Cash Reserve Prime Class B Shares. ICC Distributors receives no compensation with respect to its services as distributor for the Institutional Shares and none of ICC Distributors' compensation as distributor of the Fund's shares is allocated to the Institutional Shares. ICC Distributors receives a distribution fee from the Fund, calculated daily and paid monthly, at the annual rates of .60% of the average daily net assets of the Quality Cash Reserve Prime Shares and .75% of the average daily net assets of the Flag Investors Cash Reserve Prime Class B Shares. In addition, ICC Distributors receives a shareholder servicing fee, paid monthly, at an annual rate equal to .25% of the Flag Investors Cash Reserve Prime Class B Shares' average daily net assets. The fees set forth above were approved, as appropriate, by shareholders of the Prime Series and the Treasury Series on April 4, 1990, by shareholders of the Tax-Free Series on May 28, 1991, by the sole shareholder of the Quality Cash Reserve Prime Shares class on January 30, 1991 and by the sole shareholder of the Flag Investors Cash Reserve Prime Class B Shares class on February 27, 1995.

                  As compensation for distribution services under the prior Distribution Agreements for the Prime and Treasury Series (except the Institutional Shares, the Quality Cash Reserve Prime Shares and the Flag Investors Cash Reserve Prime Class B Shares) for the fiscal years ended March 31, 1997, March 31, 1996, and March 31, 1995, Alex. Brown received from the Fund aggregate fees of $7,970,174, $6,327,179, and $4,672,018, respectively. As compensation for distribution services under the prior Distribution Agreements for the Tax-Free Series (except the Institutional Shares) for the fiscal years ended March 31, 1997, March 31, 1996, and March 31, 1995, Alex. Brown received from the Fund fees of $1,479,581, $1,345,261, and $838,211, respectively. As compensation for distribution services under the prior Distribution Agreements for the Quality Cash Reserve Prime Shares for the fiscal years ended March 31, 1997, March 31, 1996, and March 31, 1995, Alex. Brown received from the Fund fees of $986,821, $738,961, and $574,855, respectively. As compensation for the Class B Shares, Alex. Brown received $307.

                  Prior to February 28, 1995, sales of the Flag Investors Cash Reserve Prime Class A Shares were subject to a sales charge, a portion of which was paid as a commission to the Fund's distributor. For the period from April 1, 1994 through February 27, 1995 and for the fiscal year ended March 31, 1995, Alex. Brown received commissions of $376 and $1,811, respectively from sales of such Shares. Sales of the Flag Investors Cash Reserve Prime Class B Shares are subject to a contingent deferred sales charge to be paid as a commission to the Distributor.

                  Pursuant to the Distribution Agreement, ICC Distributors may pay certain promotional and advertising expenses and, except in the case of the Institutional Shares, may compensate certain registered securities dealers and banks and other financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by ICC Distributors to certain registered securities dealers are paid by ICC Distributors out of fees received by ICC Distributors from the Fund. Specifically, ICC Distributors may compensate certain registered securities dealers for opening accounts, processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund, and communicating with the Fund and its transfer agent on behalf of Fund shareholders. ICC Distributors may also enter into shareholder processing and servicing agreements ("Shareholder Servicing Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and is a member in good standing of the National Association of Securities Dealers, Inc. and (except for the Quality Cash Reserve Prime Shares) with banks and other financial institutions who may wish to establish accounts or sub-accounts on behalf of their customers (collectively, such securities dealers, banks and financial institutions are referred to as "Shareholder Servicing Agents").

                  For processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and operations of the Fund and communicating with the Fund, its transfer agent and ICC Distributors, ICC Distributors may make payments to Shareholder Servicing Agents out of its distribution fee.

                  The fees payable to Shareholder Servicing Agents under Shareholder Servicing Agreements will be negotiated by ICC Distributors. ICC Distributors will report quarterly to the Fund's Board of Directors on the rate to be paid under each such agreement and the amounts paid or payable under such agreements. The rate will be based upon ICC Distributors' analysis of: (1) the nature, quality and scope of services being provided by the Shareholder Servicing Agent; (2) the costs incurred by the Shareholder Servicing Agent in connection with providing services to shareholders; (3) the amount of assets being invested in shares of the Fund; and (4) the contribution being made by the Shareholder Servicing Agent toward reducing the Fund's expense ratio. The provisions of the Distribution Agreement authorizing payments by ICC Distributors for advertisements, promotional materials, sales literature and printing and mailing of prospectuses to other than Fund shareholders and payments by ICC Distributors and the Fund to Shareholder Servicing Agents may be deemed to constitute payments by the Fund to support distribution.

                  The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, ICC Distributors will engage banks as Shareholder Servicing Agents only to perform administrative and shareholder servicing functions. Management of the Fund believes that such laws should not preclude a bank from acting as a Shareholder Servicing Agent. However, judicial or administrative decisions or interpretations of such laws as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients would be permitted to remain as Fund shareholders and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

         Pursuant to Rule 12b-1 under the Investment Company Act, investment companies may pay distribution expenses directly or indirectly , only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted six separate distribution plans: one for the Flag Investors Cash Reserve Prime Class A Shares; one for the Flag Investors Cash Reserve Prime Class B Shares; one for the BT Alex. Brown Cash Reserve Prime Shares; one for the BT Alex. Brown Cash Reserve Treasury Shares; one for the BT Alex. Brown Cash Reserve Tax-Free Shares; and one for the Quality Cash Reserve Prime Shares (the "Plans"). Amounts allocated to Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Plans with respect to shares held by or on behalf of customers of such entities.

                  Prior to September 1, 1997, Alex. Brown was paid distribution fees pursuant to 12b-1 plans substantially similar to and providing for the same fees as the Plans. For the fiscal year ended March 31, 1997, the Fund paid $6,273,272, $1,681,441 and $1,479,581, respectively, to Alex. Brown pursuant to the 12b-1 plans of the BT Alex. Brown Cash Reserve classes of the Prime Series, Treasury Series and Tax-Free Series, respectively. Alex. Brown, in turn, paid certain distribution-related expenses including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges. For the same period, the Fund paid $986,821 to Alex. Brown, pursuant to the 12b-1 plan of the Quality Cash Reserve Prime Shares, and $15,461 and $307 to Alex. Brown, pursuant to the 12b-1 plans of the Flag Investors Cash Reserve Prime Class A Shares and Flag Investors Cash Reserve Prime Class B Shares, respectively.

                  The Distribution Agreement and the Plans will remain in effect from year to year provided that each agreement and Plan is specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the directors who are not parties to the Distribution Agreement or any Shareholder Servicing Agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. In approving the Plans, the directors determined, in the exercise of their business judgment and in light of their fiduciary duties as directors of the Fund, that there was a reasonable likelihood that such Plans would benefit the Fund and its shareholders. Although it is a primary objective of each Plan to reduce expenses of the Fund by fostering growth in the Fund's net assets, there can be no assurance that this objective of each Plan will be achieved; however, based on the data and information presented to the Board of Directors by ICC Distributors, the Board of Directors determined that there is a reasonable likelihood that the benefits of growth in the size of the Fund can be accomplished under the Plan.

                  The Distribution Agreement and Plans were initially approved by the Fund's Board of Directors on August 4, 1997.

                  Each Plan will be renewed only if the directors make a similar determination prior to each renewal term. The Plans may not be amended to increase the maximum amount of payments by ICC

Distributors to investment representatives or Shareholder Servicing Agents without shareholder approval, and all material amendments to the provisions of any of the Distribution Agreement relating to the Plan must be approved by a vote of the Board of Directors and of the directors who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote.

                  When the Board of Directors of the Fund approved the Distribution Agreement, the Plans and the form of Shareholder Servicing Agreement, the Board of Directors requested and evaluated such information as it deemed reasonably necessary to make an informed determination that the agreements and Plans should be approved. The Board considered and gave appropriate weight to all pertinent factors necessary to reach the good faith judgment that the agreements and Plans would benefit the Fund and its shareholders.

                  During the continuance of the Plans, ICC Distributors will report in writing to the Fund's Board of Directors annually the amounts and purposes of such payments for services rendered to shareholders by its registered account representatives or by securities dealers and financial institutions who have executed Shareholder Servicing Agreements.

                  The Plans may be terminated at any time without penalty. The Fund or ICC Distributors may terminate each of the Distribution Agreement on 60 days' written notice without penalty. The Distribution Agreement terminates automatically in the event of an "assignment," as defined in the 1940 Act. The services of ICC Distributors to the Fund as Distributor are not exclusive, and it is free to render similar services to others.

                  ICC Distributors also serves as the distributor for other mutual funds in the Flag Investors family of funds (currently: Flag Investors Telephone Income Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc. (formerly Flag Investors Intermediate-Term Income Fund, Inc.), Flag Investors Value Builder Fund, Inc., Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc.)

Expenses

                  ICC and the Distributor furnish, without cost to the Fund, such personnel as are required, subject to applicable banking laws, for the proper conduct of the Fund's affairs and to carry out their obligations under the Distribution Agreement, the Investment Advisory Agreements and the Sub-Advisory Agreement. PIMC (for the Tax-Free Series) and ICC (for the Prime Series and the Treasury Series) maintain, at their own expense and without cost to the Fund, trading functions in order to carry out their respective obligations to place orders for the purchase and sale of portfolio securities for the Tax-Free, Prime or Treasury Series, as appropriate. ICC Distributors bears the expenses of printing and distributing prospectuses (other than those prospectuses distributed to existing shareholders of the Fund) and any other promotional or sales literature used by ICC Distributors or furnished by ICC Distributors to purchasers or dealers in connection with the public offering of the Fund's shares, the expenses of advertising in connection with such public offering and all legal expenses in connection with the foregoing.

                  The Fund pays or causes to be paid all other expenses of the Fund, including, without limitation: the fees of ICC Distributors and ICC; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any share transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders (prospectuses distributed to prospective shareholders are paid for by ICC Distributors); all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operations unless otherwise explicitly assumed by ICC Distributors, ICC or PIMC.

                  Expenses which are attributable to any of the Fund's three Series are charged against the income of such Series in determining net income for dividend purposes. Expenses of the Fund which are not directly attributable to the operations of a particular Series are allocated among the Series based upon the relative net assets of each Series. Expenses attributable to a class of shares of a Series are allocated to that class.

Transfer Agent, Custodian and Accounting Services

                  PNC acts as custodian for the Fund's portfolio securities and cash. PFPC Inc. ("PFPC"), an affiliate of PNC and PIMC, provides certain accounting services for the Tax-Free Series. ICC, the Fund's investment advisor, provides accounting services for the Prime Series and the Treasury Series. In addition, ICC serves as the Fund's transfer and dividend disbursing agent. PNC, PFPC and ICC receive such compensation from the Fund (or, with respect to accounting fees, from the Tax-Free, Prime or Treasury Series, as appropriate) for services in such capacities as are agreed to from time to time by PNC, PFPC, ICC and the Fund. For the fiscal year ended March 31, 1997, PNC received custodian fees of $517,381 (including reimbursement for out-of-pocket expenses) and, with respect to the Tax-Free Series, PFPC received accounting fees (including reimbursement for out-of-pocket expenses) of $63,954, respectively. The Board has approved Bankers Trust Company, a subsidiary of Bankers Trust New York Corporation and an affiliate of the Fund, 130 Liberty Street, New York, New York 10006 as custodian to the Fund. Currently, it is anticipated that Bankers Trust Company will provide custody services to the Fund effective September 22, 1997.

                  As compensation for providing accounting services to the Prime Series and the Treasury Series, ICC receives an annual fee, calculated daily and paid monthly as shown below.

                                                      Prime and Treasury Series
                                                   Incremental Annual Accounting
              Average Daily Net Assets                         Fee Per Series
             --------------------------            -----------------------------
         $          0   -    $   10,000,000               $13,000(fixed fee)
         $ 10,000,000   -    $   20,000,000               .100%
         $ 20,000,000   -    $   30,000,000               .080%
         $ 30,000,000   -    $   40,000,000               .060%
         $ 40,000,000   -    $   50,000,000               .050%
         $ 50,000,000   -    $   60,000,000               .040%
         $ 60,000,000   -    $   70,000,000               .030%
         $ 70,000,000   -    $  100,000,000               .020%
         $100,000,000   -    $  500,000,000               .015%
         $500,000,000   -    $1,000,000,000               .005%
         over $1,000,000,000                              .001%

                  In addition, the Prime Series and the Treasury Series, as appropriate, will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's performance of accounting services for such
Series: express delivery, independent pricing and storage.

                  For the fiscal years ended March 31, 1997, March 31, 1996 and for the period from November 10, 1995 through March 31, 1995, ICC received fees of $157,854, $150,692 and $58,826, respectively, for providing accounting services to the Prime Series. For the fiscal years ended March 31, 1997, March 31, 1996, and March 31, 1995, ICC received fees of $126,264, $122,841, and
$90,083 respectively, for providing accounting services to the Treasury Series.

                  As compensation for providing transfer agency services, the Fund pays ICC up to $17.45 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended March 31, 1997, such fees totaled $1,686,323 for Prime Series, $242,470 for Treasury Series and $163,383 for Tax-Free Series, respectively.

                  PFPC may reimburse BT Alex. Brown for certain shareholder servicing functions performed by BT Alex. Brown.

Sub-Accounting

                  The Fund and ICC have arranged for PFPC to offer sub-accounting services to Fund shareholders and maintain information with respect to underlying owners. Investors, such as financial institutions, investment counselors and brokers, who purchase shares for the account of others, can make arrangements through the Fund or ICC for these sub-accounting services.

Principal Holders of Securities

                  To Fund management's knowledge, Alex. Brown & Sons Incorporated, P.O. Box 1346, Baltimore, Maryland, 21203, owned of record 7.95% of the outstanding shares of the Tax-Free Series of the Fund, as of July 23, 1997.*

                  As of July 23, 1997, the directors and officers of the Fund as a group (16 persons) owned an aggregate of less than 1% of the Fund's shares or any class thereof.

-----------------------------------------

* To Fund management's knowledge, Alex. Brown & Sons Incorporated owned less than 1% of any Series of the Fund, as of July 23, 1997.

Semi-Annual Reports

                  The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a schedule of investments held in the Fund's portfolios and its financial statements.

Independent Accountants

                  The annual financial statements are audited by the Fund's independent accountants. The Board of Directors has selected Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, as the Fund's independent accountants to audit the Fund's financial statements and review the Fund's federal tax returns for the fiscal year ending March 31, 1998.

                         SHARE PURCHASES AND REDEMPTIONS

Purchases and Redemptions

                  A complete description of the manner by which the Fund's Shares may be purchased or redeemed appears in the Prospectus for that class under the headings "How to Invest in the Fund" and "How to Redeem Shares." The Fund reserves the right to suspend the sale of Shares at any time.

                  The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings,
(c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

Net Asset Value Determination

                  The net asset value of all shares of the Treasury Series and the Tax-Free Series is determined daily as of 11:00 a.m. (Eastern time) and the net asset value of all shares of the Prime Series is determined daily as of 12:00 noon Eastern time each day that PNC and the New York Stock Exchange are open for business.

                  For the purpose of determining the price at which shares of each class of each Series are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments of such Series as set forth below; (b) deducting such Series' and class' liabilities; (c) dividing the resulting amount by the number of shares outstanding of such class; and (d) rounding the per share net asset value to the nearest whole cent. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00 for each class of each Series.

                  The instruments held in each Series' portfolio are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold all the securities in its portfolios. During periods of declining interest rates, the daily yield for any Series computed as described under "Dividends and Taxes" below, may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund results in a lower aggregate portfolio value for a Series on a particular day, a prospective investor in such Series would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in such Series would receive less investment income. The converse would apply in a period of rising interest rates.

                  The valuation of the portfolio instruments based upon their amortized cost, the calculation of the per share net asset value to the nearest whole cent and the concomitant maintenance of the net asset value per share of $1.00 for each class of each Series is permitted in accordance with rules and regulations of the SEC applicable to money market funds, as amended, effective June 1, 1991, which require the Fund to adhere to certain quality, maturity and diversification conditions. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less for each Series, purchases only instruments having remaining maturities of 397 days or less and invests only in securities determined by the Board of

Directors to be of high quality with minimal credit risk. The Board of Directors is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share at $1.00 for each class of each Series as computed for the purpose of sales and redemptions. Such procedures include review of each Series' portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for any class of any Series deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders of the relevant class or Series. In the event the Board of Directors determines that such a deviation exists for any class of any Series, it will take such corrective action as the Board of Directors deems necessary and appropriate with respect to any class of such Series, including sales of portfolio instruments prior to maturity to realize capital maturity; withholding of dividends; redemption of shares in kind; or establishment of a net asset value per share by using available market quotations.


                               DIVIDENDS AND TAXES

Dividends

                  All of the net income earned on the Prime Series, Treasury Series and the Tax-Free Series is declared daily as dividends to the respective holders of record of shares of each class of each Series. The net income of each Series for dividend purposes (from the time of the immediately preceding determination thereof) consists of (a) interest accrued and discount earned (including both original issue and market discount), if any, on the assets of such Series and any general income of the Fund prorated to the Series based on its relative net assets, less (b) amortization of premium and accrued expenses for the applicable dividend period attributable directly to such Series and general expenses of the Fund prorated to each such Series based on its relative net assets. Expenses attributable to a class of a Series are allocated to that class. Although realized gains and losses on the assets of each Series are reflected in the net asset value of such Series, they are not expected to be of an amount which would affect the net asset value of any Series of $1.00 per share for the purposes of purchases and redemptions. Realized gains and losses may be declared and paid yearly or more frequently. The amount of discount or premium on instruments in each portfolio is fixed at time of their purchase. See "Net Asset Value Determination" above.

                  Should the Fund incur or anticipate any unusual expense or loss or depreciation which would adversely affect the net asset value per share or net income per share of any class of a Series for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of any class of a Series was reduced, or was anticipated to be reduced, below $1.00, the Board of Directors might suspend further dividend payments with respect to such class or Series until the net asset value returns to $1.00. Thus, the expense or loss or depreciation might result in a shareholder (i) receiving no dividends for the period during which the shareholder held shares of such class or Series or (ii) receiving upon redemption a price per share lower than that which he paid.

                  Dividends on all classes of a Series are normally payable on the first day that a share purchase or exchange order is effective but not on the day that a redemption order is effective. Share purchases for the Treasury Series and the Tax-Free Series effected before 11:00 a.m. (Eastern Time) and Share purchases for the Prime Series effected before 12:00 noon (Eastern Time) begin to earn dividends on the same business day. Dividends are declared and reinvested monthly in the form of additional full and fractional shares of the same Series at net asset value unless the shareholder has elected to have dividends paid in cash.

Taxes

                  The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

                  The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

         1.       Generally

                  Through payment of all or substantially all of its net investment company taxable income (generally, net investment income plus net short term capital gains) plus, in the case of the Tax-Free Series, all or substantially all of its net exempt interest income, to shareholders and by meeting certain diversification of assets and other requirements of the Code, each Series expects to qualify as a regulated investment company under Subchapter M of the Code. This will enable each Series to be relieved from payment of income taxes on that portion of its net investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders. Each Series also intends to meet the distribution requirements of the Code to avoid the imposition of a 4% federal excise tax.

                  In order to qualify for tax treatment as a regulated investment company under the Code, each Series must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income and also must meet several additional requirements. Among those requirements are the following: (i) each Series must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of each Series' taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other registered investment companies and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Series' assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of each Series' taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other registered investment companies) of any one issuer or of two or more issuers which the Series controls and which are engaged in the same, similar or related trades or businesses.

                  Each Series' policy is to distribute to its shareholders substantially all of its investment company taxable income for each year. Such dividends generally will be taxable to shareholders as ordinary income. Dividends will be subject to taxation whether paid in the form of cash or additional shares of a Series.

                  Since all of each Series' net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporate shareholders.

                  If for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distribution to shareholders, and all such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction for corporate shareholders.

                  Although no Series expects to recognize any long-term capital gains, each Series' policy is to distribute substantially all of its net capital gains (the excess of net long-term capital gains over net short-term capital losses). Any such net capital gains distributions will be taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year regardless of how long a shareholder has held shares. An ordinary income dividend or a distribution of net capital gains received after the purchase of a Series' shares reduces the net asset value of the shares by the amount of such dividend or distribution and will be subject to income taxes.

                  Generally, when establishing an account, an investor must supply a taxpayer identification number to the Series and certify that the investor is not subject to backup withholding. Failure to do so will result in the Series having to withhold from distributions 31% of all amounts otherwise payable. Backup withholding may also apply in certain other circumstances. The amounts withheld will be credited against the shareholder's federal income tax liability, and if withholding results in an overpayment of taxes, the shareholder may obtain a refund from the Internal Revenue Service.

                  Dividends to shareholders who are non-resident individuals or entities may be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

                  The Code imposes a 4% non-deductible federal excise tax on a regulated investment company that fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of such calendar year, plus certain other amounts. Each Series intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for this excise tax.

                  Any gain or loss recognized on a sale or redemption of shares of the Series by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than eighteen months, mid-term capital gain if the shares are held for more than twelve months, but not more than eighteen months and otherwise generally will be treated as a short-term capital gain or loss. Any loss recognized by a Shareholder upon the sale or redemption of shares of the Series held for six months or less, however, will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares. If shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the capital gain distribution.

                  Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, or local taxes.

         2.       Additional Considerations for Tax-Free Series

                  The following additional considerations relate to the Tax-Free Series. The Tax-Free Series intends to invest in sufficient Municipal Securities so that it will qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. The Tax-Free Series' dividends payable from net tax-exempt interest earned from Municipal Securities will qualify as exempt-interest dividends if, at the close of each quarter of the taxable year of the Series, at least 50% of the value of the Series' total assets consists of Municipal Securities. In addition, the Series must distribute an amount equal to at least the sum of 90% of the net exempt-interest income and 90% of the investment company taxable income earned by the Series during the taxable year.

                  Exempt-interest dividends distributed to shareholders are not includable in the shareholders' gross income for regular federal income tax purposes. However, while such interest is exempt from regular federal income tax, it may be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code and in the case of corporate shareholders, the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Alternative Minimum Tax will be imposed at rates of up to 28% in the case of noncorporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain Municipal Securities that are "private activity bonds" which are issued after August 7, 1986, will generally constitute an item of tax preference (and therefore potentially be subject to the Alternative Minimum Tax and the Environmental Tax) for both corporate and non-corporate taxpayers. The Fund intends, when possible, to avoid investing in such Municipal Securities. Second, exempt-interest dividends derived from all Municipal Securities, regardless of the date of issue, or whether derived from private activity bonds, must be taken into account by corporate taxpayers in determining the amount of their "adjusted current earnings," as defined in Section 56(g) of the Code, which is used in calculating their alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

                  The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Series and will be applied uniformly to all dividends declared with respect to the Series during that year. This percentage may differ from the actual percentage for any particular day.

                  As noted, it is the present policy of the Series to invest only in securities the interest on which is exempt from federal tax. However, distributions of net investment income received by the Series from investments in debt securities other than Municipal Securities and any net realized short-term capital gains distributed by the Series will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporate shareholders. Further, any distribution of net capital gains (the excess of net long-term capital gains over net short-term capital losses), such as gains from the sale of Municipal Securities held by the Series for more than one year, will generally constitute taxable long-term capital gains to shareholders.

                  Interest on indebtedness which is incurred or continued to purchase or carry shares of an investment company which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual, depending upon the individual's "modified adjusted gross income," which includes exempt-interest dividends. Further, the Tax-Free Series may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. Such persons should consult with their own tax advisors before investing in the Tax-Free Series.

                  Issuers of Municipal Securities (or the beneficiary of Municipal Securities) may have made certain representations or covenants in connection with the issuance of such Municipal Securities to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such Municipal Securities. Exempt-interest dividends derived from such Municipal Securities may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such Municipal Securities (or the beneficiary of such Municipal Securities) fails to comply with such covenants.

                  Receipt of exempt-interest dividends may also result in collateral federal tax consequences to certain taxpayers. Prospective investors should consult their own tax advisors as to such consequences.

                                  CURRENT YIELD

                  Set forth below are the current, effective and taxable-equivalent yields, as applicable, for each class or series of the Fund's shares for the seven-day period ended March 31, 1997. The Institutional Tax-Free Shares were not offered in any period ended March 31, 1997.


Series or class                                Current Yield      Effective Yield    Taxable-Equivalent Yield***
---------------                                -------------      ---------------    ------------------------
Prime Series*                                      4.82%               4.87%                   N/A
Institutional Prime Shares                         5.07%               5.13%                   N/A
Quality Cash Reserve Prime Shares                  4.53%               4.57%                   N/A
Flag Investors Cash Reserve Prime B Shares         4.07%               4.09%                   N/A
Treasury Series**                                  4.60%               4.66%                   N/A
Institutional Treasury Shares                      4.85%               4.92%                   N/A
Tax-Free Series**                                  2.82%               2.87%                 4.09%
Institutional Tax-Free Shares                        N/A                 N/A                   N/A

-----------------------
* Other than the Institutional, Quality Cash Reserve Prime Shares or Flag Investors Cash Reserve Prime Class B Shares.
**    Other than the Institutional Shares.
***   Assumes a tax rate of 31%.

                  The yield for each Series of the Fund can be obtained by calling your sub-distributor or BT Alex. Brown at (410) 895-5995. Quotations of yield on each Series of the Fund may also appear from time to time in the financial press and in advertisements.

                  The current yields quoted will be the net average annualized yield for an identified period, usually seven consecutive calendar days. Yield for each Series or class will be computed by assuming that an account was established with a single share of a Series (the "Single Share Account") on the first day of the period. To arrive at the quoted yield, the net change in the value of that Single Share Account for the period (which would include dividends accrued with respect to the share, and dividends declared on shares purchased with dividends accrued and paid, if any, but would not include realized gains and losses or unrealized appreciation or depreciation) will be multiplied by 365 and then divided by the number of days in the period, with the resulting figure carried to the nearest hundredth of one percent. The Fund may also furnish a quotation of effective yield for each Series or class that assumes the reinvestment of dividends for a 365 day year and a return for the entire year equal to the average annualized yield for the period, which will be computed by compounding the unannualized current yield for the period by adding 1 to the unannualized current yield, raising the sum to a power equal to 365 divided by the number of days in the period, and then subtracting 1 from the result. In addition, the Fund may furnish a quotation of the Tax-Free Series' taxable-equivalent yield, which will be computed by dividing the tax-exempt portion of such Series' effective yield for a stated consecutive seven day period by one minus the investor's income tax rate and adding the product to the portion of the yield for the same consecutive seven day period that is not tax-exempt. The resulting yield is what the investor would need to earn from a taxable investment in order to realize an after-tax benefit equal to the tax-free yield provided by the Tax-Free Series. Historical yields are not necessarily indicative of future yields. Rates of return will vary as interest rates and other conditions affecting money market instruments change. Yields also depend on the quality, length of maturity and type of instruments in each of the Fund's Series and each Series' or class' operating expenses. Quotations of yields will be accompanied by information concerning the average weighted maturity of the portfolio of a Series. Comparison of the quoted yields of various investments is valid only if yields are calculated in the same manner and for identical limited periods. When comparing the yield for either Series of the Fund with yields quoted with respect to other investments, shareholders should consider (a) possible differences in time periods, (b) the effect of the methods used to calculate quoted yields, and (c) the quality and average-weighted maturity of portfolio investments, expenses, convenience, liquidity and other important factors.

                       INVESTMENT PROGRAM AND RESTRICTIONS

                  Information concerning the Fund's investment program is discussed in the Fund's Prospectus.

                  Each Series may invest in instruments that have certain minimum ratings of either Moody's Investor Services, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P") as permitted by the investment objective, policies and restrictions of each such Series. See "Investment Program" in the Prospectus. Investments of commercial paper may be precluded unless a particular instrument is an "Eligible Security" as defined in Rule 2a-7 under the 1940 Act. Rule 2a-7 defines "Eligible Security" as follows:

               (i) a security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of Short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) by the

      Requisite NRSROs1 in one of the two highest rating categories for Short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

               (ii)  a security:

                     (A) that at the time of issuance was a Long-term security
               but that has a remaining maturity of 397 calendar days or less, and

                     (B) whose issuer has received from the Requisite NRSROs a
               rating, with respect to a class of Short-term debt obligations (or any security within that class) that is now comparable in priority and security with the security, in one of the two highest rating categories for Short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

               (iii) an Unrated Security that is of comparable quality to a security meeting the requirements of paragraphs (i) or (ii) of this section, as determined by the money market fund's board of directors; provided, however, that:

                     (A) the board of directors may base its determination that a Standby Commitment is an Eligible Security upon a finding that the issuer of the commitment presents a minimal risk of default; and

                     (B) a security that at the time of issuance was a Long-term security but that has a remaining maturity of 397 calendar days or less and that is an Unrated Security2 is not an Eligible Security if the security has a Long-term rating from any NRSRO that is not within the NRSRO's two highest categories (within which there may be sub-categories or gradations indicating relative standing).

                  The following is a description of the minimum ratings of Moody's and S&P for instruments in which each Series may invest.

-------------------------------

(1) "Requisite NRSRO" shall mean (a) any two nationally recognized statistical rating organizations that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time the Fund purchases or rolls over the security, that NRSRO. At present the NRSROs are:
    Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Duff and Phelps, Inc., Fitch Investors Services, Inc. and, with respect to certain types of securities, IBCA Limited and its affiliates, IBCA Inc. Subcategories or gradations in ratings (such as a "+" or "-") do not count as rating categories.

(2) An "unrated security" is a security (i) issued by an issuer that does not have a current short-term rating from any NRSRO, either as to the particular security or as to any other short-term obligations of comparable priority and security; (ii) that was a long-term security at the time of issuance and whose issuer has not received from any NRSRO a rating with respect to a class of short-term debt obligations now comparable in priority and security; or (iii) a security that is rated but which is the subject of an external credit support agreement not in effect when the security was assigned its rating, provided that a security is not an unrated security if any short-term debt obligation issued by the issuer and comparable in priority and security is rated by any NRSRO.

Commercial Paper Ratings

                  Moody's - The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P-1, P-2 or P-3.

                  S & P - Commercial paper rated A-1+ or A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management is unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Short Term Debt Ratings

                  Moody's - State and municipal notes, as well as other short-term obligations, are assigned a Moody's Investment Grade (MIG) rating. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in evaluating bond risk may be less important over the short run.

                                      MIG 1

                  Notes bearing this designation are of the best quality. Notes are enjoying strong "protection" by established cash flows, superior liquidity support or a demonstrated broad-based access to the market for refinancing.

                                      MIG 2

                  Notes bearing this designation are of high quality. Margins of protection are ample although not as large as in the preceding group.

                  S&P - The note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will receive a note rating. Notes rated "SP-1" have a strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are assigned a plus (+) designation.

Tax-Exempt Demand Ratings

                  Moody's - Issues which have demand features (i.e., variable rate demand obligations) are assigned a VMIG symbol. This symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity, and payment relying on external liquidity. The VMIG rating is modified by the numbers 1, 2 or 3. VMIG1 represents the best quality in the VMIG category, VMIG2 represents high quality, and VMIG3 represents favorable quality.

                  S&P - "dual" ratings are assigned to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are used to denote the put option (e.g., "AAA/A-1+").

Investment Restrictions

                  The most significant investment restrictions applicable to the Fund's investment program are set forth in the Prospectus under the heading "Investment Program - Investment Restrictions." Additionally, as a matter of fundamental policy which may not be changed without a majority vote of shareholders (as that term is defined in this Statement of Additional Information under the heading "General Information About the Fund"), no Series will:

                  (1) buy common stocks or voting securities or invest in companies for the purpose of exercising control or management; (2) mortgage, pledge or hypothecate any assets except to secure permitted borrowings and reverse repurchase agreements and then only in an amount up to 15% of the value of a Series' total assets at the time of borrowing or entering into a reverse repurchase agreement; (3) underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with a Series' investment program may be deemed an underwriting; (4) invest in real estate (a Series may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein); (5) purchase oil, gas or mineral interests (a Series may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals); (6) purchase or sell commodities or commodity futures contracts, purchase securities on margin, make short sales or invest in puts or calls; or (7) acquire for value the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

                  The following investment restriction may be changed by a vote of the majority of the Board of Directors of the Fund. No Series will invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days.

                             PORTFOLIO TRANSACTIONS

                  ICC and PIMC, for the Tax-Free Series, (the "Advisors") are responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Fund may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter. During the fiscal years ended March 31, 1997, March 31, 1996, and March 31, 1995, the Fund incurred no brokerage commissions.

                  The Fund does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity. The Fund's fundamental policies require that investments mature within one year or less, and the amortized cost method of valuing portfolio securities requires that the Fund maintain an average weighted portfolio maturity of 90 days or less. Both policies may result in relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the Fund's net income or expenses.

                  The Advisors' primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Advisors may, at their discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by the Advisors to be beneficial to the Fund's investment program. Certain research services furnished by dealers may be useful to the Advisors with clients other than the Fund. Similarly, any research services received by the Advisors through placement of portfolio transactions of other clients may be of value to the Advisors in fulfilling their obligations to the Fund. The Advisors are of the opinion that the material received is beneficial in supplementing their research and analysis, and, therefore, may benefit the Fund by improving the quality of their investment advice. The advisory fee paid by the Fund is not reduced because the Advisors receive such services. During the fiscal years ended March 31, 1997, March 31, 1996, and March 31, 1995, the Advisors directed no transactions to dealers and paid no related commissions because of research services provided to the Fund.

                  The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of March 31, 1997, the Fund held a 6.47% repurchase agreement issued by Goldman Sachs & Co. valued at $109,100,000 and a 6.25% repurchase agreement issued by Morgan Stanley & Co. valued at $150,000,000.

                  The Advisors and their affiliates manage several other investment accounts, some of which may have objectives similar to that of the Fund. It is possible that at times, identical securities will be acceptable for one or more of such investment accounts. However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Fund and such accounts in a manner deemed equitable by the Advisors. The Advisors may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. The allocation and combination of simultaneous securities purchases on behalf of the Fund's three series will be made in the same way that such purchases are allocated among or combined with those of other such investment accounts. Simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

                  Portfolio securities will not be purchased from or sold to or through any "affiliated person" of the Advisors, as defined in the 1940 Act. In making decisions with respect to purchase of portfolio securities for the Fund, the Advisors will not take into consideration whether a dealer or other financial institution has executed a Shareholder Servicing Agreement with ICC Distributors.

                  Provisions of the 1940 Act and rules and regulations thereunder have been construed to prohibit the Fund's purchasing securities or instruments from or through, or selling securities or instruments to or through, any holder of 5% or more of the voting securities of any investment company managed or advised by the Advisors. The Fund has obtained an order of exemption from the SEC which permits the Fund to engage in such transactions with a 5% holder, if the 5% holder is one of the 50 largest U.S. banks measured by deposits. Purchases from these 5% holders are subject to quarterly review by the Fund's Board of Directors, including those directors who are not "interested persons" of the Fund. Additionally, such purchases and sales are subject to the following conditions:

                  (1) The Fund will maintain and preserve a written copy of the internal control procedures for the monitoring of such transactions, together with a written record of any such transactions setting forth a description of the security purchased or sold, the identity of the purchaser or seller, the terms of the purchase or sale transactions and the information or materials upon which the determinations to purchase or sell each security were made;

                  (2) Each security to be purchased or sold by the Fund will be:
                  (i) consistent with the Fund's investment policies and objectives; (ii) consistent with the interests of the Fund's shareholders; and (iii) comparable in terms of quality, yield, and maturity to similar securities purchased or sold during a comparable period of time;

                  (3) The terms of each transaction will be reasonable and fair to the Fund's shareholders and will not involve overreaching on the part of any person; and

                  (4) Each commission, fee, spread or other remuneration received by a 5% holder will be reasonable and fair compared to the commission, fee, spread or other remuneration received by other brokers or dealers in connection with comparable transactions involving similar securities purchased or sold during a comparable period of time and will not exceed the limitations set forth in Section 17(e)(2) of the 1940 Act.










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

                              FINANCIAL STATEMENTS

                  See next page.








































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